                                 MORGAN STANLEY
                        EMERGING MARKETS DEBT FUND, INC.

---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs              William G. Morton, Jr.
CHAIRMAN OF THE BOARD        DIRECTOR
OF DIRECTORS                 James W. Grisham
Frederick B. Whittemore      VICE PRESIDENT
VICE-CHAIRMAN OF THE BOARD   Michael F. Klein
OF DIRECTORS                 VICE PRESIDENT
Warren J. Olsen              Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR       VICE PRESIDENT
Peter J. Chase               Joseph P. Stadler
DIRECTOR                     VICE PRESIDENT
John W. Croghan              Valerie Y. Lewis
DIRECTOR                     SECRETARY
David B. Gill                James R. Rooney
DIRECTOR                     TREASURER
Graham E. Jones              Belinda A. Brady
DIRECTOR                     ASSISTANT TREASURER
John A. Levin
DIRECTOR

---------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
---------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
770 Broadway
New York, New York 10003
---------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(617) 575-3120
---------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                            ------------------------

                                 MORGAN STANLEY
                                EMERGING MARKETS
                                DEBT FUND, INC.
                             ---------------------

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1996
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the nine months ended September 30, 1996, the Morgan Stanley Emerging Markets Debt Fund, Inc. had a total return, based on net asset value per share, of 38.25% compared to 25.15% for the J.P. Morgan Emerging Markets Bond Index. For the period since the Fund's commencement of operations on July 23, 1993 through September 30, 1996, the Fund's total return, based on net asset value per share, was 76.56% compared with 54.04% for the Index. On September 30, 1996, the closing price of the Fund's shares on the New York Stock Exchange was 14 1/8, representing a 10.9% discount to the Fund's net asset value per share.

The long term outlook for emerging markets debt still remains positive. Improving economic fundamentals in most of the emerging market countries, a positive to neutral global liquidity environment and attractive valuations relative to other fixed income asset classes should continue to buoy asset prices. In the short run, we are concerned about sloppy trading conditions that are typically seen during the fourth quarter of each year.

This year the fourth quarter effect could be more pronounced than others, as the trading community and hedge funds will be anxious to lock in gains of over 40%. A reduction for risk appetite and a feeling that spreads in the market had come in to fair levels would leave the potential supply of paper looking for the ever reluctant marginal buyer. Further the economic picture should be perceived to be improving from just a cyclical bounce from recession troughs to a more sustainable long run secular expansion of economic activity for continued spread convergence and the jury is still out on this specific issue. Data from the fourth quarter should give us a better idea about the trend of economic growth.

Since the beginning of the third quarter our strategy had been to overweight countries such as Venezuela, Panama, Peru, Morocco and Russia and move in and out of the core Latin American markets of Argentina, Mexico and Brazil. We increased allocations to these countries when we believed that the cyclical economic recoveries were taking hold and market perceptions regarding the credit risks of these countries would improve based on dramatic improvements in year-over-year performances during the middle of the quarter. We reduced positions to these markets as they got fully valued and the market got ahead of itself in pricing in all the fundamental improvements that had taken place. Allocations were increased in the oil-exporting sector of the market as firmer oil prices dramatically improved the cash flow situations of countries like Nigeria and Algeria. Cash positions were gradually increased during the quarter as we prepared for more attractive buying opportunities in the fourth quarter.

During 1997, Mexico has to engineer a reduction in real interest rates, weaken the currency and increase the rate of growth. The precise combination of economic policies to bring about this result is yet unknown and will keep financial markets guessing. Our sense is that in an election year the Mexican government will struggle for a while in finding the optimal policy mix. Meanwhile the Peso and fixed income assets will remain volatile. Holdings of Peso denominated paper were reduced in anticipation of fourth quarter volatility in the currency. We do not anticipate changing our exposure to Mexico until such time as their preference and choice of policy instruments is clear.

Argentina is more or less in the same boat as Mexico but without the degree of freedom in its macroeconomic policy framework. Argentine policy makers have however concentrated on improving microeconomic efficiency by focusing on improving tax revenue collection and reform of labor laws. President Menem is under political pressure to increase employment generation and the pace of economic recovery. Corruption scandals and political jostling could muddy the waters for a while. At some point assets will cheapen relative to other benchmarks in the market to warrant an increased allocation. Argentine allocations were increased marginally during the quarter as the perception of a strong economic recovery taking root spread in the marketplace. We remain cautious as concrete signs of such a recovery are yet to emerge.

Brazil on a fundamental level remains the strongest economic story in the region. Post Real Plan stabilization challenges remain. Some of these include the securing of long run fiscal stabilization, reforming the social security and tax systems and reducing the burden that monetary and exchange rate policy have to bear in the absence of progress on the fiscal side. The strategy of using real exchange rate appreciation and high real interest rates to control inflation may come under question in the future as the current account deteriorates. Allocations were gradually reduced during the quarter as asset prices firmed in advance of potential sovereign issuance and repurchase of Brady bonds.

Russia remains the greatest source of risk and reward in the market. A murky political situation with contenders for power jockeying for position in public has coincided with lower than targeted revenue collection this fiscal year and could potentially jeopardize the stabilization achieved so far. The IMF could suspend disbursements under the EFF facility if it believes sufficient progress is not being made to remedy the situation. A withdrawal of multi-lateral support will leave Russia with no financing alternatives but the monetization of the fiscal deficit. The upside potential comes from a low indebted country on the threshold of growth and stabilization and one which will attract significant amounts of capital in the future. We believe that in the short run there are bound to be problems which will appear insurmountable at that time, but once political uncertainty abates the economic picture should improve. The Russian position in the non-performing loan segment was trimmed as valuation levels moved from cheap to fair and market participants became excessively bullish about economic prospects for the country.

Outside the main countries, we are invested in the oil producing countries of Venezuela, Ecuador and Nigeria and expect to remain exposed to them as oil prices remain firm.

Peru and Panama will continue to trade expensive to the rest of the market due to the small size of their Brady debt and the restructuring of their economies that is currently underway. We will continue to retain our exposures to these credits.

Bulgaria flirted with a potential default when the country delayed implementing a restructuring of the banking system and closing down some loss making state owned enterprises. Allocations were increased towards the end of the quarter to just over 2% as bond prices touched levels which we believed were attractive. The government has moved slowly to implement the conditions laid down by the IMF and the World Bank for a resumption in lending.

Sincerely,

      [SIGNATURE]
Warren J. Olsen
PRESIDENT AND DIRECTOR

      [SIGNATURE]
Paul Ghaffari
PORTFOLIO MANAGER

October 31, 1996

Morgan Stanley Emerging Markets Debt Fund, Inc.
Investment Summary as of September 30, 1996
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION (UNAUDITED)
                                                   TOTAL RETURN (%)
                      ---------------------------------------------------------------------------

                         MARKET VALUE (1)         NET ASSET VALUE (2)          INDEX (1)(3)
                      -----------------------   -----------------------   -----------------------
                                    AVERAGE                   AVERAGE                   AVERAGE
                      CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL
                      -----------------------   -----------------------   -----------------------
FISCAL YEAR TO DATE     22.22%       --           38.25%       --           25.15%       --
ONE YEAR                37.84+       37.84%+      48.60+       48.60%+      37.92        37.92%
SINCE INCEPTION*        57.34+       15.26+       76.56+       19.50+       54.04        14.49

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

              YEARS ENDED DECEMBER 31:                                                        NINE MONTHS ENDED
                                                        1993*      1994       1995     SEPTEMBER 30, 1996 (UNAUDITED)
Net Asset Value Per Share                               $ 18.96    $ 12.23    $ 12.40                          $ 15.85
Market Value Per Share                                  $ 18.13    $ 11.38    $ 12.50                          $ 14.13
Premium/(Discount)                                        -4.4%      -7.0%       0.8%                           -10.9%
Income Dividends                                          $0.16      $1.49      $1.72                            $1.08
Capital Gains Distributions                                   -      $0.41          -                                -
Morgan Stanley Emerging Markets Debt Fund, Inc. (2)      35.96%    -25.95%    26.85%+                           38.25%
J. P. Morgan Emerging Markets Bond Index (1)(3)**        18.67%    -18.68%     27.54%                           25.15%

 (1)  Assumes dividends and distributions, if any, were reinvested.
 (2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This return does not include the effect of dilution in connection with the Rights Offering. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
 (3) The J.P. Morgan Emerging Markets Bond Index is a market weighted index composed of all Brady bonds outstanding and includes Argentina, Brazil,
       Bulgaria, Mexico, Nigeria, the Philippines, Poland and Venezuela.
   *  The Fund commenced operations on July 23, 1993.
  **  Unaudited
   +  Adjusted for Rights Offering

Morgan Stanley Emerging Markets Debt Fund, Inc.
Portfolio Summary as of September 30, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Debt Instruments             95.8%
Short-Term Investments        3.6%
Purchased Options             0.6%

--------------------------------------------------------------------------------

COUNTRY WEIGHTINGS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Mexico             18.1%
Argentina          13.9%
Brazil             12.7%
Russia             10.1%
Venezuela           8.9%
Panama              7.5%
Jamaica             4.9%
Algeria             4.2%
Morocco             3.4%
Peru                3.3%
Nigeria             3.0%
Ecuador             2.8%
Bulgaria            2.4%
South Africa        1.1%
Other               3.7%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

                                                  PERCENT OF
                                                     TOTAL
                                                  INVESTMENTS
                                                ---------------
       1.  Republic of Argentina Debt                  11.5%
       2.  Republic of Brazil Debt                     11.4
       3.  Republic of Russia Debt                     10.1
       4.  Republic of Venezuela Debt                   8.9
       5.  Republic of Panama Debt                      7.5

                                                  PERCENT OF
                                                     TOTAL
                                                  INVESTMENTS
                                                ---------------

       6.  Government of Jamaica Debt                   4.9%
       7.  United Mexican States Debt                   4.3
       8.  Algeria Debt                                 4.2
       9.  Kingdom of Morocco Debt                      3.4
      10.  Central Bank of Nigeria Debt                 3.0
                                                        ---
                                                       69.2%
                                                        ---
                                                        ---

INVESTMENTS (UNAUDITED)
(Showing Percentage of Total Value of Investments)

------------

SEPTEMBER 30, 1996

                                                           FACE
                                                         AMOUNT          VALUE
                                                          (000)          (000)
------------------------------------------------------------------------------
------------
DEBT INSTRUMENTS (95.8%)
------------------------------------------------------------------------------
----------
ALGERIA (4.2%)
LOAN AGREEMENT
  Algeria Reprofiled Loan Agreement 'A' 1992
    7.00%, 12/31/00                                 U.S.$22,773  U.S.$ 15,884
                                                                 -------------
------------------------------------------------------------------------------
-------------
ARGENTINA (13.7%)
BONDS (12.8%)
  Industrias Pescarmona S.A.
    11.75%, 3/27/98                                       1,000         1,021
  Metrogas S.A. `B' 10.875%, 5/15/01                      4,000         4,090
  Republic of Argentina Bocon Pre 4 Zero Coupon,
    9/1/02                                               10,900        10,926
  +Republic of Argentina Discount Bond 6.44%,
    3/31/23                                               6,400         4,736
  +Republic of Argentina 'L' Bond 'Euro' 6.63%,
    3/31/05                                              26,157        21,939
  Republic of Argentina Par Bond 5.25%, 3/31/23           9,900         5,792
                                                                 -------------
                                                                       48,504
                                                                 -------------
NOTE (0.9%)
  Nortel Inversora 'A' 6.00%, 3/31/07                     6,723         3,580
                                                                 -------------
                                                                       52,084
                                                                 -------------
------------------------------------------------------------------------------
-------------
BRAZIL (12.3%)
BONDS
  Comtel Brasiliera Ltd. `A' 10.75%, 9/26/04              4,500         4,601
  Federative Republic of Brazil 'C' Bond PIK
    `Euro' 8.00%, 4/15/14                                23,489        16,560
  Federative Republic of Brazil 'C' Bond PIK
    8.00%, 4/15/14                                       11,501         8,108
  Federative Republic of Brazil Discount Bond
    'Z-L' 6.50%, 4/15/24                                 10,500         8,038
  Federative Republic of Brazil 'L' Bond 6.75%,
    4/15/12                                              12,500         9,438
                                                                 -------------
                                                                       46,745
                                                                 -------------
------------------------------------------------------------------------------
-------------
BULGARIA (2.4%)
BONDS
  Republic of Bulgaria Discount Bond 'A' 6.75%,
    7/28/24                                               5,200         2,647
  Republic of Bulgaria Front-Loaded Interest
    Reduction Bond 'A' 'Euro' 2.25%, 7/28/12             20,200         6,628
                                                                 -------------
                                                                        9,275
                                                                 -------------
------------------------------------------------------------------------------
-------------
ECUADOR (2.8%)
BONDS
  Republic of Ecuador Par Bond 3.00%, 2/28/25                65            26
  Republic of Ecuador Par Bond `Euro' 3.25%,
    2/28/25                                              13,400         5,394
  Republic of Ecuador Past Due Interest Bond PIK
    6.50%, 2/27/15                                        9,828         5,043
                                                                 -------------
                                                                       10,463
                                                                 -------------
------------------------------------------------------------------------------
-------------
INDIA (0.7%)
BOND
  Saurashtra Cement Co. 17.00%, 9/7/97              INR  94,000         2,490
                                                                 -------------
------------------------------------------------------------------------------
-------------


                                                           FACE
                                                         AMOUNT          VALUE
                                                          (000)          (000)
------------------------------------------------------------------------------
------------
JAMAICA (4.9%)
BOND
  Government of Jamaica 12.00%, 7/19/99             U.S.$19,100  U.S.$ 18,527
                                                                 -------------
------------------------------------------------------------------------------
-------------
MEXICO (17.5%)
BONDS
  Banamex Pagare Discount Bond, 4/3/97               MXP 28,045         3,238
  Banamex Pagare Discount Bond, 10/9/97                  29,671         3,013
  Cemex S.A. 12.75%, 7/15/06                        U.S.$20,000        21,900
  Empresas ICA Sociedad Controladora S.A. 11.875,
    5/30/01                                               8,500         8,920
  Empresas La Moderna 11.375%, 1/25/99                    6,500         6,792
  Grupo Industrial Durango 12.625, 8/1/03                 4,000         4,260
  Nacional Financiera 17.00%, 2/26/99               ZAR  12,000         2,572
  United Mexican States Global Bond 11.50%,
    5/15/26                                         U.S.$12,700        12,622
  United Mexican States Global Bond 11.375%,
    9/15/16                                               3,100         3,088
                                                                 -------------
                                                                       66,405
                                                                 -------------
------------------------------------------------------------------------------
-------------
MOROCCO (3.4%)
LOAN AGREEMENT
  +Kingdom of Morocco Restructuring and
    Consolidation Agreement 'A' 1990
    (Participation: Chase, J.P. Morgan) 6.44%,
    1/1/09                                               16,200        12,758
                                                                 -------------
------------------------------------------------------------------------------
-------------
NIGERIA (3.0%)
BOND (1.6%)
  Central Bank of Nigeria Par Bond 6.25%, 11/15/20
    (Warrants Attached)                                  10,000         5,984
                                                                 -------------
NOTE (1.4%)
  Central Bank of Nigeria Promissory Note 3.96%,
    1/5/10                                               11,000         5,366
                                                                 -------------
                                                                       11,350
                                                                 -------------
------------------------------------------------------------------------------
-------------
PANAMA (7.5%)
BONDS
  Republic of Panama Interest Reduction Bond
    3.50%, 7/17/14                                       31,183        19,723
  +Republic of Panama Past Due Interest Bond PIK
    6.75%, 7/17/16                                       12,448         8,558
                                                                 -------------
                                                                       28,281
                                                                 -------------
------------------------------------------------------------------------------
-------------
PERU (3.3%)
BOND (1.1%)
  Republic of Peru Past Due Interest Bond 12/29/49        6,500         3,786
                                                                 -------------
LOAN AGREEMENT (0.3%)
  Republic of Peru -- Petroperu Working Capital
    Loan                                                  2,000         1,310
                                                                 -------------
NOTE (1.9%)
  +Peru Working Capital Lines                             9,699         7,274
                                                                 -------------
                                                                       12,370
                                                                 -------------
------------------------------------------------------------------------------
-------------

                                                           FACE
                                                         AMOUNT          VALUE
                                                          (000)          (000)
------------------------------------------------------------------------------
-------------
RUSSIA (10.1%)
BOND (5.7%)
  Ministry of Finance Tranche IV, 3.00%, 5/14/03    U.S.$41,415  U.S.$ 21,665
                                                                 -------------
LOAN AGREEMENTS (4.4%)
  Bank for Foreign Economic Affairs                  DEM 24,700        12,145
  Bank for Foreign Economic Affairs                 U.S.$ 6,650         4,643
                                                                 -------------
                                                                       16,788
                                                                 -------------
                                                                       38,453
                                                                 -------------
------------------------------------------------------------------------------
-------------
SOUTH AFRICA (1.1%)
BONDS
  Republic of South Africa
    Series 147, 11.50%, 5/30/00                     ZAR   5,250         1,054
    Series 150, 12.00%, 2/28/05                          13,650         2,560
    Series 175, 9.00%, 10/15/02                           4,200           710
                                                                 -------------
                                                                        4,324
                                                                 -------------
------------------------------------------------------------------------------
-------------
VENEZUELA (8.9%)
BONDS
  +Republic of Venezuela Debt Conversion Bond 'DL'
    6.63%, 12/18/07                                 U.S.$10,500         8,702
  +Republic of Venezuela Front Loaded Interest
    Rate Reduction Bond 'A' 6.63%, 3/31/07               22,750        19,195
  +Republic of Venezuela Front Loaded Interest
    Rate Reduction Bond 'B' 6.50%, 3/31/07                7,000         5,906
                                                                 -------------
                                                                       33,803
                                                                 -------------
------------------------------------------------------------------------------
-------------
TOTAL DEBT INSTRUMENTS
    (Cost $336,645)                                                   363,212
                                                                 -------------
------------------------------------------------------------------------------
-------------
                                                      CONTRACTS
------------------------------------------------------------------------------
-------------
PURCHASED OPTIONS (0.6%)
------------------------------------------------------------------------------
------------
ARGENTINA (0.1%)
  Republic of Argentina Put, expiring 10/28/96,
    strike price 84.1875                                    233           385
                                                                 -------------
------------------------------------------------------------------------------
-------------
BRAZIL (0.4%)
  Federative Republic of Brazil `C' Bond Call
    expiring 11/27/96, strike price 65                      200         1,234
                                                                 -------------
------------------------------------------------------------------------------
-------------
MEXICO (0.1%)
  United Mexican States Par Bond Put expiring
    10/28/96, strike price 70.4375                          238           465
                                                                 -------------
------------------------------------------------------------------------------
-------------
TOTAL PURCHASED OPTIONS
    (Cost $1,176)                                                       2,084
                                                                 -------------
------------------------------------------------------------------------------
-------------
                                                           FACE
                                                         AMOUNT          VALUE
                                                          (000)          (000)

------------------------------------------------------------------------------
-------------
SHORT-TERM INVESTMENTS (2.6%)
------------------------------------------------------------------------------
------------
ARGENTINA (0.1%)
  Argentine Cellular 18.00%, 10/25/96               U.S.$   516  U.S.$    516
                                                                 -------------
------------------------------------------------------------------------------
-------------
UNITED STATES (2.5%)
REPURCHASE AGREEMENT
  Chase Securities Inc. 5.40%, dated 9/30/96, due
    10/1/96, to be repurchased at U.S.$9,456,
    collateralized by U.S.$6,955 United States
    Treasury Notes 10.625%, due 8/15/15, valued at
    U.S.$9,572 (Cost U.S.$9,455)                          9,455         9,455
                                                                 -------------
------------------------------------------------------------------------------
-------------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $9,971)                                                       9,971
                                                                 -------------
------------------------------------------------------------------------------
-------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (1.0%)
  Deutsche Mark                                      DEM  2,850         1,867
  Mexican Peso                                       MXP 15,000         1,990
                                                                 -------------
    (Cost $3,877)                                                       3,857
                                                                 -------------
------------------------------------------------------------------------------
-------------
TOTAL INVESTMENTS (100%)
    (Cost $351,669)                                                   379,124
                                                                 -------------
------------------------------------------------------------------------------
-------------
OTHER ASSETS AND LIABILITIES
  Other Assets                                      U.S.$106,037
  Liabilities                                          (143,922)      (37,885 )
                                                    -----------  -------------
------------------------------------------------------------------------------
-------------
NET ASSETS
  Applicable to 21,531,260 issued and outstanding
    U.S.$0.01 par value shares (100,000,000 shares
    authorized)                                                  U.S.$341,239
                                                                 -------------
                                                                 -------------
------------------------------------------------------------------------------
-------------
NET ASSET VALUE PER SHARE                                        U.S.$  15.85
                                                                 -------------
                                                                 -------------
-----------------------------------------------------------------
-------------

DEM -- Deutsche Mark
INR -- Indian Rupee
MXP -- Mexican Peso
ZAR -- South African Rand
  + -- Variable/floating  rate security--rate disclosed is as of
       September 30, 1996.
PIK -- Payment-in-Kind.  Income  may   be  paid  in   additional
       securities or cash at the discretion of the issuer.

                                       7